                            SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement
[_]  Confidential, for Use of the
     Commission Only (as permitted by
     Rule 14A-6(e)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to section 240.14a-11(c) or Section
     240.14a-12

                              NDC Automation, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     1) Title of each class of securities to which transaction applies:
        ----------------------------------------------------------------------

     2) Aggregate number of securities to which transaction applies:
        ----------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
        ----------------------------------------------------------------------

     4) Proposed maximum aggregate value of transaction:
        ----------------------------------------------------------------------

     5) Total fee paid:
        ----------------------------------------------------------------------

[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1) Amount Previously Paid:
        ----------------------------------------------------------------------

     2) Form, Schedule or Registration Statement No.:
        ----------------------------------------------------------------------

     3) Filing Party:
        ----------------------------------------------------------------------

     4) Date Filed:
        ----------------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

                             To be held May 10, 2002

TO ALL STOCKHOLDERS:

     The Annual Meeting of Stockholders of NDC Automation, Inc., will be held on the 10th day of May, 2002 at 10:00 a.m., Charlotte time, at the Company's executive offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211, for the following purposes, as described in the accompanying Proxy Statement:

     (1)  To elect four (4) Directors.
     (2) To ratify the selection of McGladrey & Pullen, LLP as the independent auditors of NDC Automation, Inc. for the year 2002.
     (3) To consider and vote on a proposal to ratify the 2001 Employee Stock Option Plan and options granted thereunder.
     (4) To ratify the change in name from NDC Automation, Inc to Transbotics Corporation.
     (5) To transact such other business as may properly come before the meeting or any adjournment thereof.

     Your attention is directed to the Proxy Statement accompanying this Notice for a more complete description of the matters to be acted upon at the meeting. The 2001 Annual Report is also enclosed.

     The Board of Directors has fixed the close of business on March 12, 2002 as the Record Date for the determination of the Stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                            BY ORDER OF THE BOARD OF DIRECTORS



                                            Claude Imbleau
                                            President

Dated: March 18, 2002
                       IMPORTANT - YOUR PROXY IS ENCLOSED

     You are urged to sign, date, and mail your proxy even though you may plan to attend the meeting. No postage is required if mailed in the United States. If you attend the meeting, you may vote by proxy or you may withdraw your proxy and vote in person. By returning your proxy promptly, a quorum will be assured at the meeting, which will prevent costly follow-up delays. If your shares are held in street name by a broker/dealer, your broker will supply you with a proxy to be returned to the broker/dealer. It is important that you return the form to the broker/dealer as quickly as possible so that the broker/dealer may vote your shares. You may not vote your shares in person at the meeting unless you obtain a power of attorney or legal proxy from the broker/dealer authorizing you to vote the shares and you present this power of attorney or proxy at the meeting.

                              NDC AUTOMATION, INC.
                                 PROXY STATEMENT

GENERAL

Introduction

     This Proxy Statement and the accompanying Proxy are being mailed on or about March 18, 2002 to holders of Common Stock ("Common Stock") in connection with the solicitation of proxies for the Annual Meeting of Stockholders of NDC Automation, Inc. (hereinafter the "Company"), which will be held at 10:00 a.m. Charlotte time on May 10, 2002 at the Company's executive offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211. The enclosed proxy is furnished by the Board of Directors and the Management of the Company. Only Stockholders of record at the close of business on March 12, 2002 (the "Record Date") will be entitled to notice of, and to vote at, the meeting. When proxies are returned by a stockholder properly signed, the shares represented will be voted by the Directors' Proxy Committee, consisting of Richard D. Schofield and E. Thomas Watson, in accordance with such stockholder's directions. You are urged to specify your choices by marking the appropriate boxes on the enclosed proxy card. If the proxy is signed and returned without specifying choices, the shares will be voted as recommended by the Directors.

  Number of Shares Outstanding and Voting

     As of the close of business on the Record Date, there were 3,586,451 shares of Common Stock of the Company, $.01 par value, issued and outstanding and entitled to vote. At the meeting, holders of Common Stock shall be entitled to one vote per share on each matter coming before the meeting, for an aggregate total of 3,586,451 votes. Provided a quorum is present, Directors will be elected by a plurality vote. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy will be required to ratify all other matters. Abstentions will be counted toward the number of shares represented at the meeting. Broker non-votes will be disregarded.

  Expenses of Solicitation

     The Company will pay the costs of such solicitation of proxies, including the cost of assembling and mailing this Proxy Statement and the material enclosed herewith. In addition to the use of the mail, proxies may be solicited personally or by telephone by corporate officers and some employees of the Company without additional compensation. The Company intends to request brokers and banks holding stock in their names, or in the names of nominees, to solicit proxies from their customers who own such stock, where applicable, and will reimburse them for their reasonable expenses of mailing proxy materials to their customers.

  Revocation of Proxy

     Stockholders who have executed and delivered proxies pursuant to this solicitation may revoke them at any time before they are exercised by delivering a written notice to the Secretary of the Company either at the Annual Meeting or, prior to the meeting date, at the Company's offices at 3400 Latrobe Drive, Charlotte, North Carolina 28211, by executing and delivering a later dated proxy, or by attending the meeting and voting in person.

                                    * * * * *

     Your vote is important. Accordingly, you are urged to sign and return the accompanying proxy card whether or not you plan to attend the meeting.

                              ELECTION OF DIRECTORS
                             (Item A on Proxy Card)

     The Board recommends that Stockholders vote FOR, and the Directors' Proxy Committee intends to vote FOR, the election of the four nominees listed on the Proxy Card, and further described in the following pages, unless otherwise instructed on the Proxy Card. If you do not wish your shares to be voted for a particular nominee, please so indicate in the space provided on the Proxy Card. Directors elected at the Meeting will hold office until the next Annual Meeting or until their successors have been elected and qualified.

                                   MANAGEMENT

Directors and Executive Officers

     The following table sets forth the names and ages of the Company's Directors and executive officers and the positions they hold with the Company.

Name                        Age   Positions with the Company
----                        ---   --------------------------
D. Bruce Wise               65    Chairman of the Board
Claude Imbleau              44    President,Chief Executive Officer,
                                  Treasurer, Chief Financial Officer,
                                  Director
Richard D. Schofield (1)    65    Director
Raymond O. Gibson(1)        61    Director
Tommy Hessler               39    Executive Vice President
E. Thomas Watson            49    Secretary of the Company, Legal Counsel


(1) Member of Compensation and Audit Committee

     D. Bruce Wise has been the Chairman of the Board of Directors of the Company since May 10, 2001. He is presently Chief Executive Officer of Integrated Technologies Group, Ltd. ("ITG"). Mr. Wise entered the material handling industry in 1978 and held various executive positions before joining ITG in 1994. Mr. Wise is the immediate past executive Chairman, Material Handling Industry, past Chairman, Material Handling Industry of America and Roundtable of Industry Leaders, and past Chairman, Material Handling Institute. In addition, he is on the board of the Material Handling Education Foundation, The Board of Event Planning International Corporation, and serves on the Editorial Advisory Board of Modern Materials Handling magazine.

     Claude Imbleau has been a director and President, CEO, of the Company since March 2, 2001, has served as Chief Operating Officer since December 15, 1999. During 1992 Mr. Imbleau was elected Chief Financial Officer, and in February 1993 he was elected Treasurer. Mr. Imbleau started with the Company in January 1984, and has served the Company and its predecessors in various executive capacities. He was appointed Vice President/Finance and Administration since May 1988 and as Comptroller and Chief Accounting Officer since January 1987.

     Richard D. Schofield has been a director of the Company since May 1994 and was an IBM Branch Office Manager, Greater New York Regional Manager and also Manager of Field Support for IBM World Trade, Americas/Far East prior to his retirement. He also held various other positions during his IBM career from April 1967 to April 1987.

     Raymond O. Gibson has been a director of the Company since February 1999. From 1997 to 2000 Mr. Gibson was VP Operations of Terion, Inc. a start up wireless communications company. From 1994 to 1997 Mr. Gibson was president and COO of Dinaco, Inc., a management services company that provides point-of-sale marketing products. Mr. Gibson also held various executive positions at American Express prior to 1994.

     Tommy Hessler has been Executive Vice President of the Company since May 2001. Mr. Hessler joined the Company in October 2000 as the engineering manager for the Company. Mr. Hessler began his carreer with Netzler & Dahlgren an affiliate of the Company in 1986 and shortly thereafter was transferred to another affiliate, NDCT Australia PTY Ltd. Mr. Hessler has held various executive positions and was president of NDCT Australia PTY Ltd prior to accepting his position with the Company.

     E. Thomas Watson has served as Secretary of the Company since February 1993 and served as Assistant Secretary of the Company and its predecessors prior to that date. Mr. Watson is a partner in the law firm of Parker, Poe, Adams & Bernstein in Charlotte, North Carolina.

     The Board of Directors currently consists of four members, including three independent directors, Mr. Bruce Wise, Mr. Schofield and Mr. Gibson.

     Directors are generally elected to serve for a term of one year or until their successors shall have been elected and qualified. Officers of the Company are elected by the Board of Directors to hold office until the first meeting of the Board of Directors following the next annual meeting of stockholders and until their successors are elected and qualified.

Audit Committee

     The Audit Committee consists of the following members of the Company's Board of Directors: Richard D. Schofield and Raymond O. Gibson. Each of the members of the Audit Committee operates under a written charter adopted by the Board of Directors which was included in the proxy statement of March 18, 2001 Appendix A.

Review of the Company's Audited Financial Statements for the Fiscal Year ended November 30, 2001

 .        The Audit Committee has reviewed and discussed the audited financial statements of the Company for the fiscal year ended November 30, 2001 with the Company's management. The Audit Committee has discussed with McGladrey & Pullen LLP, the Company's independent public accountants, the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

 .        The Audit Committee has also received the written disclosures and the letter from McGladrey & Pullen LLP required by Independence Standards Board Standard No. 1 (Independence Discussion with Audit Committees) and the Audit Committee has discussed the independence of McGladrey & Pullen LLP with that firm.

 .        Based on the Audit Committee's review and discussions noted above, the
     Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended November 30, 2001 for filing with the SEC.

 .        Submitted by:     Richard D. Schofield
                           Raymond O. Gibson


     The Audit Committee during 2001 was comprised of Messrs. Gibson and Schofield. The Audit Committee met four times in fiscal year 2001. The function of the Audit Committee is to recommend the appointment of the Company's independent auditors, determine the scope of the annual audit to be made, review the conclusions of such auditors and report the findings and recommendations thereof to the Board, review with the Company's auditors the adequacy of the Company's system of internal controls and procedures and the role of management in connection therewith, oversee litigation in which the Company is involved, review transactions between the Company and its officers, directors and principal stockholders, monitor the Company's practices and programs with respect to public interest issues and perform such other duties and undertake such other responsibilities as the Board from time to time may determine.

Compensation Committee

     The Compensation Committee during 2001 was comprised of Messrs. Schofield, and Gibson. The Compensation Committee held three meetings in fiscal 2001.
The Compensation Committee exercises the authority of the Board of Directors with respect to reviewing and determining compensation, non-cash perquisites and all other benefits granted to the principal officers of the Company which are not available to other employees, authorizing payment of bonuses otherwise than under an employee benefit plan and establishing the guidelines of all employee stock option plans. The Company currently has no standing Nominating Committee.

     During the fiscal year 2001, there were five regular and two special meetings of the Board of Directors of the Company. During this period each director attended all of the meetings of the Board of Directors of the Company and each committee of which he was a member.

Security Ownership of Management and Others

     The following table sets forth, as of January 31, 2001, information as to the beneficial ownership of the Company's common stock by (i) each person known to the Company as having beneficial ownership of more than 5% of the Company's Common Stock, (ii) each director, (iii) each executive officer of the Company as named in the compensation table, and (iv) all Directors and executive officers of the Company as a group.

        Name of Beneficial Owner (1)           Amount and Nature         Percentage
        ----------------------------        of Beneficial Ownership       of Class
                                            -----------------------       --------
Claude Imbleau (2)(4)                              607,254                 16.9%
Tommy Hessler (4)                                  575,960                 16.1%
Gunnar K. Lofgren (3)(5)                           210,390                  5.9%
Goran P. R. Netzler (6)                            200,640                  5.6%
D. Bruce Wise (7)                                        -                    -
Richard D. Schofield (8)                                 -                    -
Raymond O Gibson (9)                                     -                    -
E. Thomas Watson (10)                                    -                    -
All directors and executive officers
    as a group (Six persons)                     1,183,214                 33.0%

(1) Unless otherwise noted, each person has sole voting and investment power over the shares listed opposite his name.
(2) Includes 21,500 shares that Mr. Imbleau has the right to acquire upon the exercise of options, 259,480 in his spouses name, 60,000 shares in his children's name and 5,294 shares he has placed in his children's education IRA.
(3) Includes 100,000 shares that are beneficially owned by M-P limited partnership of which Mr. Lofgren has full voting rights.
(4) The address of such person is as follows: 3400 Latrobe Drive, Charlotte, NC 28211.
(5) The address of such person is as follows: 225 Beckham Court, Charlotte, NC 28211.
(6) The address of such person is as follows: Munkekullen, SE-430 40, Saro, Sweden.
(7)  The address of such person is as follows: 317 N Garner, Springfield TN
     37172
(8) The address of such person is as follows: 1131 Asheford Green Ave., Concord, NC 28027.
(9) The address of such person is as follows: 1219 Harbor Town Circle, Melbourne, FL 32940.
(10) The address of such person is as follows: Three First Union Center 401 South Tryon Street, Suite 3000 Charlotte, NC 28202.

                             EXECUTIVE COMPENSATION

Compensation For Officers

     The following table sets forth the annual and long-term compensation attributable for services rendered in the fiscal year 1999, 2000 and 2001. At November 30, 2001 Mr. Imbleau and Mr. Hessler were the only executive officers of the Company whose annual compensation exceeded $100,000.

                           Summary Compensation Table
                           --------------------------

                                                                                                 Long-Term
                                                            Annual Compensation                Compensation
                                                                                                  Awards
                                                 Retirement                                     Securities
Name and                                          and 401k                   Other Annual       Underlying
Principal Position        Year    Salary(1)    contributions     Bonus       Compensation      Options/SARs
-------------------------------------------------------------------------------------------------------------
Claude Imbleau            2001    $ 112,500      $  2,795       $     -       $       -                   -
President,                2000    $ 110,000      $    700       $     -       $       -                   -
CEO, CFO                  1999    $ 100,000      $    700       $20,000       $       -                   -

Tommy Hessler             2001    $ 110,000      $  1,583       $     -       $       -                   -
Executive VP

(1) Does not include certain prerequisites such as the use of an automobile; payment of all such items did not exceed, in the aggregate, the lesser of either $50,000 or 10% of the annual salary.

Employment Contracts

The Company's entered into an employment contract March 1, 1999 with Mr. Claude Imbleau, the Company's Chief Financial Officer. On December 15, 1999, Mr. Imbleau was promoted to Chief Operating Officer ("COO") and on March 2, 2001 was promoted to President. The contract provides for an annual base salary of $100,000 which was increased to $110,000 when Mr. Imbleau was promoted to the COO position. Mr. Imbleau's annual base salary was increased to $115,000 effective June 1, 2001. The base salary is subject to cost of living adjustments and discretionary increases approved by the Board of Directors upon the recommendation of the Compensation Committee. Mr. Imbleau's contract expires on March 1, 2002 and will be renewed automatically for successive one year terms thereafter unless terminated by either party. Mr. Imbleau is also entitled to receive twelve months of base salary in the event he elects to terminate his employment following a change in control of the Company (as defined in the contract). Mr. Imbleau's contract also contains restrictive covenants pursuant to which he has agreed not to compete with the Company for business in North America during the term of his employment and for a period of one year following his termination from the Company.

Stock Options

     No stock options were granted to or exercised by any of the Company's officers during fiscal year 2001. The following table details the 1993 and 1997 Plan value of unexercised options on an aggregate basis.

          Aggregated Option/SAR Exercises under the 1993 and 1997 Plans and FY-End Option/SAR Values

                                                                              Number of
                                                                              Securities          Value of
                                                                              Underlying          Unexercised
                                                                              Unexercised         In-the-Money
                                                                              Options             Options
                                                                              (#)                 ($)(2)
                                                                              ---                 ------
                                 Shares Acquired on       Value Realized      Exercisable/        Exercisable/
Name                             Exercise(#)(1)           ($)                 Unexercisable       Unexercisable
---------------------------------------------------------------------------------------------------------------------
Claude Imbleau                          0                    $ 0              21,500/21,500           $0/$0

(1) Upon the exercise of an option, the optionee must pay the exercise price in cash.
(2) Represents the difference between the fair market value of the common stock underlying the option and the exercise price at fiscal year-end.

Compensation of Directors

     Director compensation is $5,000 annually, paid quarterly in arrears, except that the Chairman receives $7,500 annually. Directors who serve on the audit and compensation committees receive $1,500 annually to chair the committee and other participants receive $1,000 annually.

CERTAIN TRANSACTIONS

     Up until June 2001, NDC, Netzler & Dahlgren Co. AB (Netzler & Dahlgren) owned approximately thirty-eight (38%) of the Company. Netzler & Dahlgren is the Company's largest supplier of AGVS control technology.

     During the third quarter of 2000 the Company continued to delay payments on trade payables to Netzler & Dahlgren due to cash not being available under the current line of credit. During the third quarter of 1999 Netzler & Dahlgren converted trade payables into a two year note with a principal amount of $606,046 to partially offset the net cash used from operations at that time (see
Note 4 of the financial statements).

     On November 30, 1995, the Company signed a ten (10) year Master License Agreement with Netzler & Dahlgren to purchase certain products at stipulated prices. During the fourth quarter of 2000 the Company renegotiated its license agreement with Netzler & Dahlgren. The new agreement, dated November 30, 2000, is for ten years and expands the Charlotte based Company's territory to sell to end-users worldwide and to continue to sub-license the technology in North America but on a non-exclusive basis. In addition, the note payable to Netzler & Dahlgren of $606,046 was restructured with the interest rate being lowered from 16% to 9%. Under the new agreement, Netzler & Dahlgren extended its existing Letter of Credit to NDCA's bank and the bank extended the Company's line of credit of $450,000 to April 30, 2001 or until the Company's building was sold. The License Agreement provides for certain royalty payments based on

10% of revenues on license fee contracts entered into after November 30, 2000.

     Netzler & Dahlgren indicated to the Company that Netzler & Dahlgren's financial exposure to the Company had to be reduced. To do this within the time frame required by Netzler & Dahlgren, the Company entered into a contract to sell its building (see Note 12). Proceeds from the sale of the building were used to retire the debt from the mortgage and the Company's bank credit line. The pay off of the credit line permitted the termination of the Netzler & Dahlgren Letter of Credit to the bank. NDCA also paid approximately $80,000 from the proceeds against current payables to Netzler & Dahlgren. Further, the Company's receivables were pledged to Netzler and Dahlgren to secure its note receivable from the Company until its note is paid in full. There can be no assurances that the Company can continue to operate as a going concern if it does not meet its remaining financial obligations to Netzler & Dahlgren.

The Company's Executive Vice President, Tommy Hessler, owns 50% of NDC Technologies Australia PTY Ltd ("NDCTA") which is the Netzler & Dahlgren representative for Australia. In 2001 revenues were $2,654 and purchases were $252,378. From November 30, 1995 to 2001, NDCTA was not related to the Company.

     The Company had the following transactions with Netzler & Dahlgren for the years ended November 30, 2001, 2000, and 1999, respectively:

                                                               2001            2000         1999
---------------------------------------------------------------------------------------------------
Revenues                                                   $   89,899    $    27,538   $    77,986
===================================================================================================
Purchases of hardware, software & engineering services     $  599,119    $   551,901   $   844,414
===================================================================================================
Interest expense                                           $   22,177    $    48,137   $    70,178
===================================================================================================

There was no royalty expense for the three years ended November 30, 2001.

Rose Lynn Imbleau received $15,968 in compensation for marketing services provided to the Company as an employee. Mrs. Imbleau is Claude Imbleau's spouse.


Compliance with Section 16 (a) of the Securities Exchange Act of 1934

     Section 16 (a) of the Securities Exchange Act of 1934 requires the Company directors, officers and holders of more than 10% of the Company's Common Stock to file with the Securities and Exchange commission initial reports of ownership and reports of changes in ownership of Common Stock and any other equity securities of the Company. To the Company's knowledge, based solely upon a review of the forms, reports and certificates filed with the Company by such persons, all such Section 16 (a) filing requirements were complied with by such persons in 2001, except as follows:

                RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
                             (Item B on Proxy Card)

     Subject to Stockholder ratification, the Board of Directors has appointed the firm of McGladrey & Pullen, LLP, as independent public auditors for the year 2002. McGladrey & Pullen, LLP, has audited the Company's books since May 25, 1989.

     The Board recommends that Stockholders vote FOR, and the Directors' Proxy Committee intends to vote FOR ratification, unless otherwise instructed on the Proxy Card. If the Stockholders do not ratify this selection, other independent auditors will be appointed by the Board upon recommendation of the Audit Committee.

     One or more representatives of McGladrey & Pullen, LLP, will attend the Annual Meeting. They will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

                                   AUDIT FEES

     The aggregate fees billed for Audit of the Company's annual financial statements for 2001 and the reviews of the financial statements included in the Company's Forms 10-QSB for 2001 was $44,310.

          FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company did not engage the principal accountant for any services of this nature.

                                 ALL OTHER FEES

     The aggregate of all other fees billed by the principal accountant was $3,290, the majority of which was for assistance in preparing tax returns. The Audit Committee considers the nature of this work to be compatible with maintaining the principal accountant's independence.

STOCK OPTION

                                   APPROVAL OF
                 THE NDC AUTOMATION, INC. 2001 STOCK OPTION PLAN
                             (Item C on Proxy Card)

     On May 10, 2001, the Compensation Committee of the Board of Directors adopted the NDC Automation, Inc. 2001 Stock Option Plan (the "Stock Option Plan"), subject to the approval of the Stockholders as and to the extent required in order for the Stock Option Plan to comply with the requirements of Rule 16b-3 promulgated by the Securities and Exchange Commission. The purpose of the Stock Option Plan is to secure, for the Company and its shareholders, the benefits of the incentive inherent in common stock ownership by the employees of the Company; to provide additional incentive by conditioning the exercise of the options granted thereunder on the attainment of certain performance targets by the Company; and to encourage cooperation among all employees to work for the Company's benefit.

     The full text of the Stock Option Plan appears as Exhibit A to this Proxy Statement. Its essential features are summarized below, but this summary is qualified in its entirety by reference to the full text.

     Under the Stock Option Plan, the Compensation Committee shall from time to time determine and designate the employees of the Company who may receive options. In making any such award, the Committee may take into account the nature of services rendered by an employee, salary or other compensation earned by the employee, the capacity of the employee to contribute to the success of the Company, and any other factor the Compensation Committee may consider relevant. The Compensation Committee may award options to purchase up to an aggregate of 225,000 shares of Common Stock (subject to adjustment in certain events, including changes in capitalization). In the event that an outstanding option terminates for any reason, the shares of Common Stock subject to the unexercised option or portion thereof shall again be available for grants under the Stock Option Plan.

     An option granted under the Stock Option Plan (evidenced by an agreement in a form approved by the Compensation Committee) entitles the optionee to purchase shares of Common Stock at an option exercise price determined by the Compensation Committee (but not less than 100% of the fair market value of the shares of Common Stock subject to the option on the date of grant). The term of the options will be determined by the Compensation Committee that may, in its discretion, provide for a vesting schedule whereunder the optionee would be able to exercise his option as to a specified percentage of optioned shares after a specified period from the date of grant. The Compensation Committee may also condition the exercise of any option on the attainment of certain performance goals by the Company, a division within the Company, and/or the optionee.

     The Stock Option Plan provides that an option shall terminate and may not be exercised if the optionee ceases to be employed by the Company.

     Options granted under the Stock Option Plan are non-transferable and nonassignable by the optionee other than by will or the laws of descent or distribution and are exercisable during his lifetime only by optionee. Upon the exercise of an option, the option price is payable in United States dollars, in cash, including by check. The Company receives no consideration upon the grant of the options. Any proceeds received by the Company from the sale of Common Stock on the exercise of an option shall be used for general corporate purposes. No less than 100 shares of common stock may be purchased at any one time upon the exercise of options unless the total number purchased is the total number at the time purchasable under the available options.

     Upon the occurrence of certain events involving the recapitalization or reorganization of the company, the Compensation Committee will make appropriate adjustments to the number of shares covered by each outstanding option and the per share exercise price or make other appropriate adjustments, in its discretion, to prevent dilution or enlargement of rights.

     The Compensation Committee granted 75,000 shares and on May 10, 2001 the Board of Directors approved the options as indicated below, exercisable pursuant to a vesting schedule commencing November 30, 2001, subject to certain conditions (including Stockholder approval as and to the extent required by Rule 16b-3), at a price established by calculating the mean between the bid and asked prices last reported by the OTC Buletin Board market on effective date of the grant.

     No options were granted under the 2001 Stock Option Plan to individual directors and officers to the Company:

     As of January 31, 2002, 75,000 shares of Common Stock were subject to outstanding options under the Stock Option Plan. Providing the exercise criteria have been met, the options may be exercised by the optionee through November 30, 2011. As of January 31, 2002, the market price for the Common Stock was $0.29 per share.

     The Compensation Committee may from time to time alter, amend, suspend or discontinue this Stock Option plan or revise it in any respect whatsoever for the purpose of maintaining or improving the effectiveness of the Stock Option Plan as an incentive device, or conforming the Stock Option Plan to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however, that no such action by the Committee shall adversely affect any benefit heretofore granted under the Stock Option Plan without the consent of the holder so affected.

Approval by Stockholders

     The Board recommends that Stockholders vote FOR , and the Directors' Proxy Committee intends to vote FOR ratification of the Stock Option Plan, unless otherwise instructed on the Proxy Card.

                   PROPOSAL TO CHANGE THE NAME OF THE COMPANY
                             (Item D on Proxy Card)

         The Board of Directors has unanimously approved a proposed amendment to the Company's Certificate of Incorporation and recommends that the Company shareholders approve the adoption of the amendment. The effect of the amendment would be to change the name of the Company from "NDC Automation, Inc." to "Transbotics Corporation."

         The Board of Directors believes that the new name "Transbotics Corporation" will more clearly define the Company by better conveying the Company's role in the materials handling industry. The name aligns the Company closer to its identity in the marketplace as a "transport solution provider". The Company has used the Transbotics name as a "doing business as" name since June 21, 2001 and the marketplace reaction has been very favorable. The Board of Directors now wish to formalize the name change by amending the Company's Certificate of Corporation.

         The change of name will not affect in any way the validity or transferability of stock certificates currently outstanding, and the Company's shareholders will not be required to surrender for exchange any certificates now held by them. Nor will the change affect in any way the capital structure of the Company. If the proposed amendment is approved by the shareholders, the Company expects to keep the ticker symbol AGVS for trading in its shares. Its shares are currently traded on the OTC bulletin board.

         The adoption of the proposal to change the Company's name requires the affirmative vote of the majority of the common shares of the Company which are outstanding and eligible to vote. The text of the proposed amendment is located in Exhibit "1" to this Proxy Statement. If the amendment is adopted by the shareholders, the amendment will become effective upon the filing of a certificate of amendment of the Certificate of Incorporation with the Delaware Secretary or State. Such filing is expected to be accomplished immediately after the annual meeting of shareholders.

     The Board of Directors recommends that the shareholders vote FOR the proposal to change the name of the Company to "Transbotics Corporation."

                    OTHER MATTERS TO COME BEFORE THE MEETING

     If any business not described herein should properly come before the meeting, the members of the Director's Proxy Committee will vote the shares represented by them in accordance with their best judgment. At the time this proxy statement went to press, the Company knew of no other matters which might be presented for Stockholder action at the meeting.

                              STOCKHOLDER PROPOSALS

     Should a stockholder desire to include in next year's proxy statement a proposal other than those made by the Board, such proposal must be sent to the Secretary of the Company at 3400 Latrobe Drive, Charlotte, North Carolina 28211, and must be received by November 19, 2002.

     The above Notice and Proxy Statement are sent by order of the Board of Directors





Claude Imbleau
President

Appendix A
                NDC AUTOMATION, INC./dba/ TRANSBOTICS CORPORATION
                    2001 EMPLOYEE INCENTIVE STOCK OPTION PLAN

                                    ARTICLE I

                      PURPOSE; EFFECTIVE DATE; DEFINITIONS

     1.1  Purpose. The NDC Automation, Inc. 2001 Incentive Stock Option Plan is
          -------
intended to secure for NDC Automation, Inc. (the "Company") and its shareholders the benefits of the incentive inherent in common stock ownership by the employees of the Company; to provide additional incentive by conditioning the exercise of the options granted hereunder on the attainment of performance goals as determined for each participating employee by the Committee; and to encourage cooperation among all employees to work for the Company's benefit.

     1.2  Effective Date. This Plan shall be effective upon adoption by the
          --------------
Compensation Committee, but shall be subject to ratification by a majority of the shareholders at the next following annual shareholders' meeting.

     1.3  Definitions. Throughout this Plan, the following words and phrases
          -----------
shall have the meanings indicated:


          (a) "Code" shall mean the Internal Revenue Code of 1986, as amended, and any successor revenue laws of the United States.

          (b) "Committee" shall mean the Compensation Committee or any successor committee of directors of the Company designated by the Board of Directors to administer this Plan;

          (c)  "Common Stock" shall mean the common stock of the Company;

          (d) "Company" shall mean NDC Automation, Inc., a Delaware corporation, and any of its Subsidiaries;

          (e) "Employee" shall mean any person who is and has been engaged by the Company or a subsidiary or affiliate of the Company as a full-time employee for at least fifty-two (52) consecutive weeks;

               "Fair Market Value" shall mean, with respect to a share of Common Stock from time to time, (i) if the Common Stock is traded on the National Market System, the average of the last asking price of a share of Common Stock for the period of two (2) trading days ending on the applicable date or, if there is no trading on such date, the period of two (2) trading days immediately preceding such date, as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal, (ii) if the Common Stock is not traded on the National Market System, but such Common stock is listed on a national securities exchange, the mean between the highest price and the lowest price at which the Common Stock shall have been sold in a regular way on a national securities exchange on the applicable date or, if there are no sales on said date, then on the next preceding date on which there were sales of Common Stock, (iii) if the Common Stock is not traded on the National Market

          System or listed on a national securities exchange, the mean between the bid and asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the applicable date or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations, or (iv) if the Common Stock is not traded on the National Market System or listed on a national securities exchange and quotations for the Common Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by the Committee on the basis of available prices for the Common Stock or in such manner as the Committee shall agree;

          (g) "Option" shall mean an option to purchase a share of Common Stock granted by the Committee to an Employee pursuant to this Plan; "Options" shall mean the option to purchase multiple shares of such Common Stock;

          (h) "Option Agreement" shall mean a written agreement between Company and an Employee pursuant to which an Option is granted;

          (i) "Option Shares" shall mean the shares of Common Stock purchased upon the exercise of Options.

          (j) "Plan" shall mean this NDC Automation, Inc. 2001 Employee Incentive Stock Option Plan and any amendments adopted at any time hereto;

          (k) "Subsidiary" shall mean a subsidiary corporation of the Company as defined in Sections 424(f) and 424(g) of the Code.


                                   ARTICLE II

                     ELIGIBILITY; SHARES SUBJECT TO THE PLAN

     2.1  Eligibility. The Committee shall from time to time determine and
          -----------
designate the Employees of the Company who may receive Options under the Plan and the number of Options and restrictions applicable upon their exercise (if any) to be awarded each such Employee. In making any such award, the Committee may take into account the nature of services rendered by an Employee, salary or other compensation earned by the Employee, the capacity of the Employee to contribute to the success of the Company, and other factors that the Committee may consider relevant.

     2.2  Shares Subject to the Plan. Subject to the provisions of Section
          --------------------------
3.1(e), the maximum number of shares of stock that may be issued under the Plan shall not exceed in the aggregate 225,000 shares of Common Stock. No more than 75,000 shares may be made the subject of Options issued in a single fiscal year, and no more than 30,000 shares in a single fiscal year may be made the subject of Options awarded to executive officers of the Company. Such shares may be authorized and unissued shares, or authorized and issued shares that have been reacquired by the Company as treasury stock. If any Options granted under the Plan shall for any reason terminate or expire or be surrendered without having been exercised in full, the shares not purchased under such Options shall be available again for grant of new Options under the Plan.

                                   ARTICLE III

                                  STOCK OPTIONS

     3.1  Grant; Terms and Conditions. The Committee from time to time may grant
          ---------------------------
Options under this Plan to the Employees, which grant shall be evidenced by Option Agreements, which Option Agreements shall be in such form and contain such provisions as the Committee shall from time to time approve consistent with this Plan. No Employee may receive Options except if he has first signed an Option Agreement. The Option Agreements need not be identical, but each Option Agreement by appropriate language shall include the substance of all of the following terms and conditions:

          (a) Number of Shares. Each Option Agreement shall state the number of shares to which it pertains.

          (b) Option Price. Each Option Agreement shall state the Option Exercise Price, which shall not be less than 100% of the Fair Market Value of the shares of Common Stock subject to the Option on the date of granting the Option.

          (c) Date of Grant. The date when an option shall be deemed to have been granted shall be the date on which the last action needed to be taken by the Company to make the Option binding shall have been completed.

          (d) Medium and Time of Payment. Upon the exercise of the Option, the Option Exercise Price shall be payable in United States dollars, in cash (including by check).

          (e) Term and Exercise of Options. The term of each Option shall be determined by the Committee. Not less than one hundred (100) shares may be purchased at any one time unless the number purchased is the total number at the time purchasable under the available Options. No Option may be exercised except more than two years after its date of grant, and no Common Stock acquired as a result of such exercise may be conveyed by the Optionee for at least one year after the date of the issuance to him/her of such Common Stock.

          (f) Assignment or Transfer of Options. During the lifetime of the optionee, Options shall be exercisable only by him and shall not be assignable or transferable by him and no other person shall acquire any rights therein. An Option may be transferred (unless the Committee otherwise prescribes) by will or the laws of descent or distribution.

          (g) Recapitalization; Reorganization. Subject to any required action by the shareholders of the Company, the maximum number of shares of Common Stock that may be issued under this Plan pursuant to Section 2.2 above, the number of shares of Common Stock covered by each outstanding Option and the per share Option Exercise Price under each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

          Subject to any required action by the shareholders, if the Company is the surviving corporation in any merger, each outstanding Option shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in the merger. A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving corporation, other than a merger effected for the purpose of changing the Company's domicile, shall cause each outstanding Option to terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his Option in whole or in part if the same be otherwise exercisable without regard to any restriction. In the case of a merger effected for the purpose of changing the Company's domicile, each outstanding Option shall continue in effect in accordance with its terms and shall apply to the same number of shares of common stock of such surviving corporation as the number of shares of Common Stock to which it applied immediately prior to such merger, adjusted for any increase or decrease in the number of outstanding shares of common stock of the surviving corporation effected without receipt of consideration.

          In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

          The foregoing adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

          Except as expressly provided in this subsection, the optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of any class, (ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger, or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation, or (v) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of the above-listed events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number or price of shares of Common Stock subject to the Option (or the number of shares with respect to a related Stock Appreciation Right).

          The grant of Options pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

          (h) Rights as a Shareholder. An optionee or a transferee of an Option shall have no rights as a shareholder with respect to any shares covered by his Option until the date of the issuance of a stock certificate to him for those shares upon payment of the exercise price. No adjustments shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as provided in subsection 3.1(e).

          (i) Modification, Extension, and Renewal of Options. Subject to the terms and conditions and within the limitations of the Plan, the Committee may modify, extend or renew outstanding Options granted under the Plan, or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution therefor (to the extent not theretofore exercised). No modification of an Option shall, without the consent of the optionee, alter or impair any rights or obligations under any Option theretofore granted under the Plan.

          (j) Exercisability and Term of Options. Options granted pursuant to this Plan are intended to constitute "incentive stock options" under
     Section 422(b) of the Code, and notwithstanding anything herein to the contrary, such Options shall at all times be subject to all applicable restrictions required by the Code to be eligible for such status.

          Every Option Agreement shall provide that unless an Option has earlier terminated, Options granted pursuant to this Plan shall be exercisable at any time on or after the date of exercise set forth in the Option Agreement and before the date that is ten (10) years after the date of grant; provided, however, an Option shall terminate and may not be exercised if the Employee to whom it is granted ceases to be employed by the Company, except that (1) if such Employee's employment terminates for any reason other than conduct that in the judgment of the Committee involves dishonesty or action by the Employee that is detrimental to the best interest of the Company, the Employee may at any time within three months after termination of his employment exercise his Option but only to the extent the Option was exercisable by him on the date of termination of his employment; (2) that if such Employee's employment terminates on account of total and permanent disability, the Employee may at any time within one year after termination of his employment exercise his Option but only to the extent the Option was exercisable on the date of his termination of employment; or (3) that if such Employee dies while in the employ of the Company, or within the three or twelve month period following termination of his employment as described in (1) or (2) above, his Option may be exercised at any time within twelve months following his death by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution, but only to the extent that such Option was exercisable by him on the date of his termination of employment. Each Option Agreement may provide for acceleration of exercisability in the event of retirement, death or disability. Notwithstanding anything to the contrary in this subsection, an Option may not be exercised by anyone after the expiration of its term.

     3.2 Other Provisions. The Option Agreements authorized under the Plan shall
         ----------------
contain such other provisions, including, without limitation, restrictions upon the exercise of the Option and the consideration to be received by the Company as payment for the Common Stock, as the Committee shall deem advisable. (For example, the Committee could provide as to any Option for a vesting schedule whereunder the optionee would be able to exercise his Option as to (for example) one-third of his Option Shares after a period of (for example) one year from the date of grant of the Option, another one-third after two years, and so on. The Committee could further provide for the conditioning of the exercise of any Option on the attainment of certain performance goals by the Company, a division within the Company and/or the Optionee.)

                                   ARTICLE IV

                                  MISCELLANEOUS

     4.1 Amendment, Modification, Suspension or Discontinuance of Plan. The
         -------------------------------------------------------------
Committee may from time to time alter, amend, suspend or discontinue this Plan or revise it in any respect whatsoever for the purpose of maintaining or improving the effectiveness of the Plan as an incentive device, or conforming the Plan to applicable governmental regulations or to any change in applicable law or regulations, or for any other purpose permitted by law; provided, however, that no such action by the Committee shall adversely affect any Benefit theretofore granted under the Plan without the consent of the holder so affected.

     4.2 Governing Law. This Plan and all rights and obligations hereunder shall
         -------------
be construed in accordance with and governed by the laws of the State of North Carolina.

     4.3 Designation. This Plan may be referred to in other documents and
         -----------
instruments as the "NDC Automation, Inc. 2001 Employee Incentive Stock Option Plan".

     4.4 Reservation of Shares. The Company during the term of this Plan, shall
         ---------------------
at all times reserve and keep available, and will seek or obtain from any regulatory body having jurisdiction any requisite authority in order to issue such number of shares of its Common Stock as shall be sufficient to satisfy the requirements of the Plan. Inability of the Company to obtain from any regulatory body having jurisdiction authority deemed by the Company's counsel to be necessary to the lawful issuance of any shares of its Common Stock hereunder shall relieve the Company of any liability in respect of the nonissuance or sale of such stock as to which such requisite authority shall not have been obtained.

     4.5 Application of Funds. The proceeds received by the Company from the
         --------------------
sale of Common Stock pursuant to Options will be used for general corporate purposes.

     4.6 No Obligation to Exercise. The granting of an Option shall impose no
         -------------------------
obligation upon the optionee to exercise that Option.

                        INCENTIVE STOCK OPTION AGREEMENT
                                   Pursuant to
                NDC AUTOMATION, INC./dba/ TRANSBOTICS CORPORATION
                    2001 EMPLOYEE INCENTIVE STOCK OPTION PLAN

     This Incentive Stock Option Agreement ("Agreement") is entered into as of this____ day of _________, 2001, between NDC Automation, Inc. (the "Company"), and ________________, (the "Optionee").

     WHEREAS, the Company has adopted the NDC Automation, Inc. 2001 Employee Incentive Stock Option Plan (the "Plan") pursuant to which the Company may, from time to time, make awards of Options (as hereinafter defined) to and enter into Incentive Stock Option Agreements with certain of its eligible employees as defined in the Plan;

     WHEREAS, pursuant to the Plan, the Company has determined to offer to the Optionee an Option to purchase Common Stock of the Company which Option shall be subject to the terms and conditions of this Agreement.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants and agreements hereinafter set forth, the parties hereby agree as follows:

          1.  Definitions. For purposes of this Agreement, the following terms
              -----------
          shall have the meanings indicated:

          (a) "Act" shall have the meaning indicated in paragraph 8 hereof.
               ---

          (b) "Agreement" shall mean this Incentive Stock Option Agreement
               ---------
          between the Company and the Optionee by which the Option is granted to the Optionee pursuant to the Plan.

          (c) "Board" shall mean the Board of Directors of the Company.
               -----

          (d) "Cause" shall mean any act, action or series of acts or actions or
               -----
          any omission, omissions, or series of omissions, which result in, or which have the effect of resulting in (i) the commission of a crime by the Optionee involving moral turpitude, or which crime has a material adverse impact on the Company or its business interests; or (ii) gross negligence, or willful misconduct which is continuous and results in material damage to the Company; or (iii) a degree of Optionee misconduct which would reasonably be considered sufficient grounds for dismissal of Optionees of similar rank, position and duties, in normal commercial contexts or pursuant to any written employment contract in effect between Company and Optionee; or (iv) the willful failure of the Optionee to follow the reasonable directives of the Board of Directors.

          (e) "Code" shall mean the Internal Revenue Code of 1986, as amended,
               ----
          and any successor revenue laws of the United States.

          (f) "Committee" shall mean the Compensation Committee or any successor
               ---------
          committee of directors of the Company designated by the Board of Directors to administer the Plan.

               (g) "Common Stock" shall mean the common stock of the Company.
                    ------------

               (h) "Company" shall mean NDC Automation, Inc. and any of its
                    -------
               Subsidiaries.


               (i) "Disability" shall mean the inability or failure of the
                    ----------
               Optionee to perform those duties for the Company traditionally assigned to and performed by such Optionee because of the Optionee's then existing physical or mental condition, impairment or incapacity. The fact of disability shall be determined by the Committee, which may consider such evidence as they consider desirable under the circumstances, the determination of which shall be final and binding upon all parties.

               (j) "Employee" shall mean any person engaged by the Company (or a
                    --------
               subsidiary or affiliate of the Company) as a full-time employee for at least fifty-two (52) consecutive weeks.

               (k) "Exercise Date" shall have the meaning indicated in paragraph
                    -------------
               3 hereof.

               (l) "Fair Market Value" shall mean, with respect to a share of
                    -----------------
               Common Stock from time to time, (i) if the Common Stock is traded on the National Market System, the average of the last asking price of a share of Common Stock for the period of two (2) trading days ending on the -applicable date or, if there is no trading on such date, the period of two (2) trading days immediately preceding such date, as published in the NASDAQ National Market Issues report in the Eastern Edition of The Wall Street Journal, (ii) if the Common Stock is not traded on the National Market System but such Common Stock is listed on a national securities exchange, the mean between the highest price and the lowest price at which the Common Stock shall have been sold in a regular way on a national securities exchange on the applicable date or, if there are no sales on said date, then on the next preceding date on which there were sales of Common Stock, (iii) if the Common Stock is not traded on the National Market System or listed on a national securities exchange, the mean between the bid and asked prices last reported by the National Association of Securities Dealers, Inc. for the over-the-counter market on the applicable date or, if no bid and asked prices are reported on said date, then on the next preceding date on which there were such quotations, or (iv) if the Common Stock is not traded on the National Market System or listed on a national securities exchange and quotations for the common Stock are not reported by the National Association of Securities Dealers, Inc., the fair market value determined by the Committee on the basis of available prices for the Common Stock or in such manner as the Committee shall agree.

               (m) "Involuntary Termination Without Cause" shall mean either (1)
                    -------------------------------------
               the dismissal of, or the request for the resignation of, the Optionee, by reason of a court order, order of any court appointed liquidator or trustee of the Company, or the order or request of any creditors committee of the Company constituted under the federal bankruptcy laws, provided that such order or request contains no specific reference to Cause; or (ii) the dismissal of, or the request for the resignation of, an Optionee, or the giving of notice of, or the non-renewal of an employment contract for a fixed term by a duly constituted corporate officer of the Company, or by the Board of Directors of the Company, for any reason other than for Cause.

               (n) "Notice" shall have the meaning indicated in paragraph 3
                    ------
               hereof.


               (o) "Options" shall mean the options to purchase shares of Common
                    -------
               Stock granted by the Committee to the Optionee pursuant to this Agreement.

               (p) "Option Exercise Price" shall have the meaning indicated in
                    ---------------------
               paragraph 2.


               (q) "Option Period" shall mean the period commencing on the date
                    -------------
               of this Agreement and ending at the close of business ten years and thirty days from the date hereof.

               (r) "Option Shares" shall mean the shares of Common Stock
                    -------------
               purchased upon exercise of Options.

               (s) "Optionee" shall mean the individual executing this
                    --------
               Agreement, and, as applicable, the estate, personal representative or beneficiary to whom this Option may be transferred pursuant to this Agreement by will or by the laws of interstate succession or of descent and distribution.

               (t) "Plan" shall mean the NDC Automation, Inc. 2001 Employee
                    ----
               Incentive Stock Option Plan and any amendments thereto.

               (u) "Retirement" shall mean, with respect to the Optionee, the
                    ----------
               retirement of the Optionee from employment with the Company in accordance with the Company's retirement policy as may be in effect from time to time.

               (v) "Subsidiary" shall mean any subsidiary corporation of NDC
                    ----------
               Automation, Inc. as defined in Sections 424(f) and 424(g) of the Code.

               (w) "Termination" shall mean the cessation of Optionee's status
                    -----------
               as an Employee for any reason.


          2.       Grant of Option. Subject to the terms and conditions set
                   ---------------
          forth herein, the Company hereby grants to the Optionee Options to purchase from the Company up to but not exceeding in the aggregate shares of the Company's Common Stock at an Option Exercise Price of $_________ per share (which shall be not less than 100% of the Fair Market Value of the Common Stock on the date of grant of the Options).

          3.   Exercise of Option.
               ------------------

               (a) The Options granted hereunder may only be exercised upon the attainment, by the dates indicated, of the following performance benchmarks:

________________________________________________________________________________
________________________________________________________________________________
________________________________________________________________________________

               (b) Options first available for exercise after a given date may be exercised only if as of that date Optionee is an Employee in good standing with the Company and has not been given to Company notice of intended termination of his employment by Company or non renewal of any employment contract for a fixed term. Options may not be exercised until two years or more after the date of grant and Common Stock acquired as a result of the exercise of an Option may not be conveyed by the Optionee for at least one year after the issuance to him/her of such Common Stock.

          (c) In the event of the Optionee's Retirement the Committee in its sole and absolute discretion may accelerate, in whole or in part, the exercise schedule in this subparagraph (a), which acceleration may, in the sole discretion of the Committee, be made conditional upon certain covenants or agreements by the Optionee with the Company.

          (d) No less than 100 shares of Company Stock may be purchased upon any exercise of the Options granted hereby unless the number of shares purchased at such time is the total number of shares then available for exercise.

          (e) In no event shall an Option be exercisable for a fractional share.

          (f) An Option shall be exercised by the Optionee delivering to the Chief Financial Officer of the Company (or his/her designee), from time to time, on any business day during the Option Period (the "Exercise Date") written notice specifying the number of shares the Optionee then desires to purchase (the "Notice"), and cash or certified or cashiers check made payable to the order of the Company for an amount in United States dollars equal to the total Option Exercise Price for the number of shares specified in the Notice (being the number of Options exercised multiplied by the per share Option Exercise Price) such payment to be delivered with the Notice. In all cases, the Notice shall state that the Optionee acknowledges that payment of the Total Option Price is his absolute and personal liability enforceable by the Company against him or his estate.

          (g) Within five business days after the Exercise Date, subject to the receipt of payment in cash of the Total Option Price and of any payment of federal, state or local income tax withholding or other employment tax that may be due upon the issuance of the Option Shares as determined and computed by the Company pursuant to paragraph 6 below, the Company shall issue to the Optionee the number of shares with respect to which such Option shall be so exercised, and shall deliver to the Optionee a certificate or certificates therefor.

          (h) Options are not transferable by the Optionee otherwise than by will or by the laws of intestate succession or of descent and distribution and are exercisable during Optionee's lifetime only by him. No assignment or transfer of this Option, or of the rights represented thereby, whether voluntary or involuntary, by operation of law or otherwise, except by will or the laws of intestate succession or of descent and distribution, shall vest in the assignee or transferee any interest or right herein whatsoever, but immediately upon any attempt to assign or transfer this Option the same shall terminate and be of no force or effect.

     4.   Termination. The Options granted hereby shall terminate and be of no
          -----------
force or effect upon and following the occurrence of any of the following events:

          (a) The expiration of the Option Period;

          (b) Termination of the Optionee's status as an Employee of the Company, for any reason other than the Optionee's death, Disability or Involuntary Termination Without Cause;

          (c) The expiration of three months after the date of the Optionee's Involuntary

Termination Without Cause. During such three-month period, the Optionee shall have the right to exercise the Option hereby granted in accordance with the terms of this Agreement but only to the extent the Option was exercisable on the date of the Termination of the Optionee's status as an Employee.

          (d) The expiration of twelve months after Termination of the Optionee's status as an Employee as a result of the Optionee's Disability. During such twelve month period, the Optionee shall have the right to exercise the Option hereby granted in accordance with the terms of this Agreement but only to the extent the Option was exercisable on the date of the Termination of the Optionee's status as an Employee.

          (e) In the event of the death of the Optionee while an Employee, or, in the event of the death of the Optionee after termination described in subparagraph (c) or (d) above but within the three month or twelve month period described in subparagraph (c) or (d) above, upon the expiration of twelve months following the Optionee's death. During such extended period, the Option may be exercised by the person or persons to whom his rights under the Option shall pass by will or by the laws of descent and distribution but only to the extent the Option was exercisable on the date of the termination of the Optionee's status as an Employee.

          (f) To the extent set forth in paragraph 7 below, upon the dissolution, liquidation, consolidation or merger of the Company and to the extent set forth in subparagraph 3(f) above upon an attempted assignment or transfer of the Option.

     Any determination made by the Committee with respect to any matter referred to in this paragraph 4 shall be final and conclusive on all persons affected thereby.

     5.   Rights as Shareholder. An Optionee shall have no rights as a
          ---------------------
shareholder of the Company with respect to any shares covered by Options until the date of the issuance of a stock certificate to him for those shares upon payment of the exercise price in accordance with the terms and provisions hereof. Subject to paragraph 7 below, no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued.

     6.   Payment of Withholding Taxes. Upon the Optionee's exercise of his
          ----------------------------
Option with respect to any of the Option Shares in accordance with the provisions of paragraph 4 above, the Optionee shall pay to the Company at the time of delivery of the Notice and the Total Option Price the amount of any foreign state, federal, state or local income tax withholding or other employment tax that may be due upon the exercise of the Option. The determination of the amount of any such foreign state, federal, state or local income tax withholding or other employment tax due in such event shall be made by the Company and shall be binding on the Optionee.

     7.   Recapitalization; Reorganization. Subject to any required action by
          --------------------------------
the shareholders of the Company, the maximum number of shares of Common Stock that may be issued under this Plan pursuant to Section 2.2 above, the number of shares of Common Stock covered by each outstanding Option and the per share exercise price under each outstanding Option shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares affected without receipt of consideration by the Company.

     Subject to any required action by the shareholders, if the Company is the surviving corporation in any merger, each outstanding Option shall pertain to and apply to the securities or other consideration that a holder of the number of shares of Common Stock subject to the Option would have been entitled to receive in the merger. A dissolution, liquidation or consolidation of the Company or a merger in which the Company is not the surviving corporation, other than a merger effected for the purpose of changing the Company's domicile, shall cause each outstanding Option to terminate, provided that each optionee shall, in such event, have the right immediately prior to such dissolution, liquidation, merger or consolidation, to exercise his Option in whole or in part if the same be otherwise exercisable without regard to any restriction. In the case of a merger effected for the purpose of changing the Company's domicile, each outstanding Option shall continue in effect in accordance with its terms and shall apply to the same number of shares of common stock of such surviving corporation as -the number of shares of Common Stock to which it applied immediately prior to such merger, adjusted for any increase or decrease in the number of outstanding shares of common stock of the surviving corporation effected without receipt of consideration:

     In the event of a change in the Common Stock as presently constituted, which change is limited to a change of all of the authorized shares with par value into the same number of shares with a different par value or without par value, the shares resulting from any such change shall be deemed to be the Common Stock within the meaning of the Plan.

     The foregoing adjustments shall be made by the Committee, whose determination shall be final, binding and conclusive.

     Except as expressly provided in this subsection, the Optionee shall have no rights by reason of (i) any subdivision or consolidation of shares of any class,
(ii) any stock dividend, (iii) any other increase or decrease in the number of shares of stock of any class, (iv) any dissolution, liquidation, merger or consolidation or spin-off, split-off or split-up of assets of the Company or stock of another corporation, or (v) any issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class. Moreover, except as expressly provided in this subsection, the occurrence of one or more of the above-listed events shall not affect, and no adjustment by reason thereof shall be made with respect to, the number of price of shares of Common stock subject to the Option (or the number of shares with respect to a related Stock Appreciation Right).

     The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

     8.   No Registration Rights.
          ----------------------

          (a) Anything in this Agreement to the contrary notwithstanding, if, at any time specified herein for the issuance of Option Shares, any law, regulation or requirements of any governmental authority having jurisdiction in the premises shall require either the Company or the Optionee to take any action in connection with the shares then to be issued, the issue of such shares shall be deferred until such action shall have been taken.

     Nothing in this Agreement shall be construed to obligate the Company at any time to file or maintain the effectiveness of a registration statement under the Securities Act of 1933 (the "Act") or under the securities laws of any jurisdiction, or to take or cause to be taken any action which may be necessary in order to provide an exemption from the registration requirements of the Act under Rule 144 or any other exemption with respect to the Option Shares or otherwise for resale or distribution by the Optionee (or by the executor or administrator of such Optionee's estate or a person who acquired the Option or any Option Shares or other rights by bequest or inheritance or by reason of the death of the Optionee) as a result of the exercise of an Option granted pursuant to this Agreement.

              (b) In the discretion of the Committee, upon the exercise of the Option and as a condition thereto, the person acquiring Option Shares shall be required at the time of such acquisition to represent to the Company, in form satisfactory to counsel for the Company, that he is acquiring such Option Shares for investment for his own account and not with a view to the resale or distribution of any thereof, as such terms are defined in the rules and regulations of the Securities and Exchange Commission promulgated under the Act, and shall agree that none of such Option Shares will be sold, transferred or otherwise disposed of unless: (i) a registration statement under the Act shall at the time of disposition be effective with respect to the Option Shares, sold, transferred or otherwise disposed of; (ii) the Company shall have received an opinion of counsel or other information and representations, satisfactory to it, to the effect that registration under the Act is not required, by reason of the application of Rule 144 or otherwise, for such sale, transfer or other disposition; or (iii) a "no-action" letter shall have been received from the staff of the Securities and Exchange Commission to the effect that such sale, transfer or other disposition may be made without registration.

              (c) In the discretion of the Committee, such certificate representing such Option Shares shall bear a legend in substantially the following form:

"The securities represented by this certificate have not been registered under the Securities Act of 1933 or the applicable securities act of any state. No sale, offer to sell or other transfer of the securities represented by this certificate may be made unless a registration statement under said acts is in effect with respect to the securities, or an exemption from the registration provisions of such acts is then in fact applicable."

              (d) In the discretion of the Committee, the Company's stock transfer agent shall be instructed not to transfer any such Option Shares except upon proof of compliance with the restrictions on transfer contained in the investment representation required to be given to the Company in connection with the issuance or distribution of such Option Shares pursuant to subparagraph (b) above. In addition, the Company may take, or cause to be taken, such other measures as it may deem appropriate to ensure compliance with the provisions of the Act and the rules and regulations thereunder.

       9.     Resolution of Disputes. Any dispute or disagreement that arises
              ----------------------
under, or as a result of, or pursuant to, this Agreement shall be determined by the Committee in its absolute and uncontrolled discretion, and any such determination or other determination by the Committee under or pursuant to this Agreement and any interpretation by the Committee of the terms of this Agreement, shall be final, binding and conclusive on all parties affected thereby. Provided, however, that the Board of Directors of the Company shall have the right, in its absolute and uncontrolled discretion, to overrule or modify any determination or interpretation made by the Committee, and in such event, the determinations or interpretations of the Board of Directors shall be final, binding and conclusive on all parties affected thereby.

       10.    Miscellaneous.
              -------------

              (a)    Binding on Successors and Representatives. This Agreement
                     -----------------------------------------
shall be
binding not only upon the parties hereto, but also on their heirs, executors, administrators, personal representatives, successors and assigns (including any transferee of a party to this Agreement); and the parties agree, for themselves and their successors, assigns and representatives, to execute any instrument which may be necessary legally to effect the terms and conditions of this Agreement.

              (b)    Entire Agreement; Relationship to Plan. This Agreement,
                     --------------------------------------
together with the Plan, constitute the entire agreement of the parties with respect to the Options and supersedes any previous agreement, whether written or oral, with respect thereto. This Agreement has been entered into in compliance with the terms of the Plan, and wherever a conflict may arise between the terms of this Agreement and the terms of the Plan, the terms of the Plan shall control.

              (c)    Amendment. Neither this Agreement nor any of the terms and
                     ---------
conditions herein set forth may be altered or amended verbally, and any such alteration or amendment shall only be effective when reduced to writing and signed by each of the parties, or their respective successors and assigns.

              (d)    Construction of Terms. Any reference to the masculine shall
                     ---------------------
include the feminine or neuter, and any reference herein to the singular or plural shall be construed as plural or singular whenever the context requires.

              (e)    Notices. All notices, requests and amendments under this
                     -------
Agreement shall be in writing, and notices shall be deemed to have been given when personally delivered or sent prepaid registered mail:

                     (i)    if to the Company, at the following address:

                            NDC Automation, Inc.
                            3400 Latrobe Drive
                            Charlotte, North Carolina 28211
                            Attention: Chief Financial Officer

                            or at such other address as the Company shall designate by notice.

                     (ii) if to the Optionee, to the Optionee's address appearing in the Company's employment records, or at such other address as the Optionee shall designate by notice.

              (f)    Governing Law. This Agreement is entered into in the State
                     -------------
of North Carolina and shall be governed by the laws of North Carolina and the parties hereby consent to the jurisdiction of the Superior Court of Mecklenburg County, North Carolina for purposes of adjudicating any issue hereunder.

              (g)    Severability. The invalidity or unenforceability of any
                     ------------
particular provision of this Agreement shall not affect the other provisions hereof, and this Agreement shall be construed in all respects as if such invalid or unenforceable provisions were omitted.

              (h)    Employment. Nothing in this Agreement or the Plan shall be
                     ----------
interpreted as altering the employment relationship between the Company and the Optionee or as creating any expectation or of commitment to continuing employment of the Optionee by Company.

              (i)    Incentive Stock Option. The Options are intended to qualify
                     ----------------------
as "incentive stock options" under ss.422(b) of the Code, and, notwithstanding anything else herein to the contrary, the grant and exercise of the Options shall be subject to all applicable restrictions necessary for qualification for such status as the same may be in effect from time to time.

       IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first written above.

                                         NDC AUTOMATION, INC./dba/
                                         TRANSBOTICS CORPORATION


                                         By:____________________________________

                                         Title:_________________________________

                                         OPTIONEE:

                                         _________________________________(SEAL)

Exhibit 1.

Amendment to the Certificate of Incorporation of NDC Automation, Inc. Concerning Changing the Name of the Company.

"RESOLVED, that the title of the Company's Certificate of Incorporation shall be amended to read as follows:

             Certificate of Incorporation of Transbotics Corporation

and,

"RESOLVED FURTHER, that the first Article of the Company's Certificate of Incorporation shall be amended to read as follows:

FIRST:  The name of the Corporation is "Transbotics Corporation."